Exhibit 99.14

SECURED PROMISSORY NOTE

U.S. $2,400,000	August 31, 2011
ROGERS, ARKANSAS

FOR VALUE RECEIVED, the undersigned Benton Property Holdings, LLC; Valley River Property Holdings, LLC; Homestead Property Holdings, LLC; Park Heritage Property Holdings, LLC and Home Office Property Holdings, LLC, (collectively, the “Borrower”) jointly and severally promise to pay to the order of KMJ Management, LLC d/b/a Pinnacle Healthcare, LLC, an Arkansas limited liability company (“Lender”), the principal sum of Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00) (the “Principal”).

The unpaid Principal of this Note shall bear interest from the date hereof until paid in full at the annual percentage rate of seven percent (7%).

The Principal balance plus accrued interest shall be due and payable as follows:

Principal payments in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) plus any accrued interest shall be due and payable quarterly with the first (1st) installment due on the first (1st) day of December, 2011 and continuing thereafter each quarter until the remaining unpaid Principal and accrued interest is paid in full.

Borrower acknowledges and agrees that all amounts under this Secured Promissory Note (the “Note”) are due and payable as stated herein, and Lender has no obligation to renew or extend this Note. The books and records of Lender shall constitute prima facie evidence of all matters with respect to the amounts due hereunder.  Payments shall be applied first to interest and then to Principal.

ADDITIONAL COVENANTS:

1.             Secured Note.  Payment of this Note is secured by (i) Second Mortgages of even date herewith upon certain land and improvements situated in Benton and Sebastian County, Arkansas (as more particularly described in each Second Mortgage) of Borrower or its affiliates, (ii) multiple Pledge and Security Agreements with Power of Sale of Borrower or its affiliates, (iii) title to certain real property being acquired by Borrower or its affiliate located at 7 Halsted Circle, Rogers, Benton County, Arkansas (the “Home Office”), and (iv) the guaranty of AdCare Health Systems, Inc., Borrower’s affiliate.

2.             Default.

a.             Each of the following shall be a default (“Default”) under this Note:

i.              failure of Borrower to pay any amount due hereunder, or any part hereof, or any extension or renewal hereof, when the same becomes due;

ii.             Borrower’s failure to perform or comply with any of the covenants or agreements contained herein;

iii.            Borrower’s failure to maintain continued authority to operate any of the long term care facilities upon the real property secured by the Second Mortgages;

iv.            the occurrence of an event of default under any of the Second Mortgages securing this Note;

v.             the occurrence of an event of default under the Lease Agreement for the 90-bed long term care skilled nursing facility located in Cassville, Missouri during the term such Lease Agreement is guaranteed by Lender; or

vi.            Borrower’s (or Borrower’s affiliate’s) failure to comply with the covenants and requirements related to the Home Office and its occupancy thereof as set forth in that certain Asset Purchase Agreement dated March 14, 2011, as amended.

b.             If this Note is placed in the hands of one or more attorneys for collection or in the hands of one or more attorneys for representation of Lender in connection with any bankruptcy, probate or other court or by any other legal proceedings, Borrower shall pay the fees and expenses of such attorneys in addition to the full amount due hereon, whether or not litigation is commenced.

c.             In the event (i) that there occurs any Default hereunder; or (ii) that the Borrower shall become insolvent or make an assignment for the benefit of its creditors; or (iii) that a petition is filed or any other proceeding is commenced under the Federal Bankruptcy Act or any state insolvency statute by or against the Borrower; or (iv) that a receiver or similar person is appointed for the Borrower; or (v) any type of foreclosure or similar proceeding is filed with respect to any property serving as collateral for this Note; then, in any such event, the entire unpaid Principal balance due hereon and all accrued interest at the option of the holder hereof shall become immediately due and payable without any notice or demand.  Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default.

3.             Prepayment.  Borrower may prepay the balance of the Note in full or in part at any time.

4.             Waivers by Borrower and Others.  Borrower and all endorsers, sureties and guarantors hereof hereby severally waive presentment for payment, notice of non-payment, protest, and notice of protest, and diligence in enforcing payment hereof, and consent that the time of payment may be extended without notice.  The makers, endorsers, guarantors, and sureties executing this Note also waive any and all defenses which they may have upon the ground of any extension of time of payment which may be given by the holder of this indebtedness to any of the undersigned, or to any other person assuming payment hereof.

5.             Amendments, Modifications and Waiver.  No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in a writing signed by Lender, and then only in the specific instance and for the purpose for which given.  No failure or delay on the part of Lender to exercise any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender’s option.

6.             Payment.  All payments due under this Note shall be paid to Lender at 21 Wimbledon Way, Rogers, Arkansas 72758 or at such other place as Lender may direct.  Whenever a payment is due on a day other than a business day (all days except Saturday, Sunday and legal holidays under federal or Arkansas law), the maturity thereof shall be extended to the next succeeding business day and interest shall accrue thereon at the rate described herein.  In the event any amount due hereunder is not paid within ten (10) days of the date when due, the undersigned agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law.

7.             Notices.  All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Second Mortgage.

8.             Paragraph Headings.  Paragraph headings are inserted for convenience of reference only, do not form part of this Note and shall be disregarded for purposes of the interpretation of the terms of this Note.

9.             Time of Essence.  Time is of the essence with respect to each and every covenant and obligation of Borrower under this Note.

10.           Governing Law.  This note shall be governed and construed according to the statutes and laws of the State of Arkansas from time to time in effect, except to the extent that any federal statute or law that preempts or provides an alternative or alternatives to otherwise applicable state statutes or laws, or other applicable federal statute or law, may permit the charging of a higher rate of interest than applicable state statute or law, in which event such applicable federal statute or law, as amended and supplemented from time to time shall govern and control maximum rate of interest permitted to be charged hereunder; it being intended that, as to the maximum rate of interest which may be charged, received, and collected hereunder, those applicable statutes and laws, whether state or federal, from time to time in effect, which permit the charging of a higher rate of interest, shall govern and control; provided, always, however that in no event and under no circumstances shall Borrower be liable for the payment of interest in excess of the maximum rate permitted by such applicable law, from time to time in effect.

[INTENTIONAL SHORT PAGE; SIGNATURE PAGE FOLLOWS]

BORROWER:

BENTON PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

VALLEY RIVER PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HOMESTEAD PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

PARK HERITAGE PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HOME OFFICE PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager